UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

JAGGED PEAK ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37995	81-3943703
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1401 Lawrence St., Suite 1800
Denver, Colorado 80202

(720) 215-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	JAG	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 9, 2020, Jagged Peak Energy Inc. (“Jagged Peak” or the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) at 1401 Lawrence Street, Suite 1800, Denver, Colorado 80202. At the Special Meeting, the Company’s stockholders voted on and approved (a) a proposal (the “Merger Proposal”) to approve and adopt the Agreement and Plan of Merger, dated as of October 14, 2019 (the “Merger Agreement”), by and among the Company, Jackal Merger Sub, Inc., a wholly-owned subsidiary of Parsley Energy, Inc. (“Parsley”), and Parsley, and (b) a proposal (the “Non-Binding Compensation Advisory Proposal”) to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement. Prior to the Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Merger Proposal, the Non-Binding Compensation Advisory Proposal, the merger and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission on November 26, 2019.

At the Special Meeting, the Merger Proposal was approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. The Non-Binding Compensation Advisory Proposal was approved, on an advisory basis, by the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

As disclosed in the Proxy Statement, as of the close of business on November 25, 2019, the record date for the Special Meeting, there were 213,420,661 shares of the Company’s common stock, par value $0.01 per share, (“Company common stock”), outstanding and entitled to vote. 201,550,035 shares of Company common stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on the Merger Proposal and the Non-Binding Compensation Advisory Proposal, each of which is more fully described in the Proxy Statement.

Merger Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,229,684	9,097	311,254	—

Non-Binding Compensation Advisory Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Non-Binding Compensation Advisory Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
198,053,112	3,093,384	403,539	—

Item 8.01    Other Events.

With the approval of the Merger Proposal, Jagged Peak expects the closing of the merger to occur on January 10, 2020, subject to the satisfaction or waiver of the remaining conditions to close, each of which by their nature cannot be satisfied until the closing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK ENERGY INC.

Date:	January 9, 2020

		By:	/s/ Christopher I. Humber
		Name:	Christopher I. Humber
		Title:	Executive Vice President, General Counsel & Secretary

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